Fair Value of Financial Instruments	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
Note 20 - Fair Value of Financial Instruments
We recognize our fair value estimates using the fair value hierarchy, which is based on the inputs used to measure fair value. The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, restricted cash, trade receivables, net, prepaid expenses, due from related parties, certain other current assets, trade payables, accrued expenses, short-term accrued interest and other current liabilities approximate their fair market values due to the short-term duration and/or the nature of these instruments and represent Level 1 fair value measurements.
The carrying value and estimated fair value of our other financial instruments, excluding debt discounts, debt premiums and deferred finance charges, were as follows:

		June 30, 2026		December 31, 2025
(In $ millions)	Hierarchy	Fair value	Carrying value	Fair value	Carrying value
Short-term debt:
2028 Notes and 2030 Notes (1)	2	—	—	144.7	143.6
Long-term debt:
2028 Notes and 2030 Notes (1)	2	—	—	1,840.3	1,827.0
2032 Notes and 2034 Notes (1)	2	1,957.7	2,035.0	—	—
Convertible Bonds due 2028	2	44.9	44.2	247.0	239.4
Convertible Notes (1)	2	272.1	300.0	—	—
Seller’s Credit (2)	3	150.0	150.0	—	—
(1) The fair value of these instruments is based on observable market-based inputs.
(2) The Seller’s Credit is related to the acquisition of rigs from Noble. The fair value of this instrument is based on unobservable inputs.
The Company estimates the fair value of the Seller's Credit, under level 3 of the fair value hierarchy. As of June 30, 2026, the Company determined that the carrying value of the Seller's Credit approximates its fair value. This conclusion reflects that the effective interest rate of the instrument is materially consistent with the rate that a market participant would require for a similar instrument as of the measurement date. Additionally, there have been no significant changes since the origination of the instrument that would cause the carrying value to differ materially from the fair value.
Share Lending Agreement
As of June 30, 2026, the Company had outstanding zero shares (1,700,000 as of December 31, 2025) loaned to DNB under the SLA (see Note 21 - Shareholders’ Equity). During the three and six months ended June 30, 2026 1,700,000 shares under the SLA were returned and the SLA has been cancelled. The fair value of the loaned shares is based on quoted prices in an active market, and as such is a Level 1 fair value measurement. Based on the closing price of our common shares on June 30, 2026, the fair value of the loaned shares was zero ($6.9 million as of December 31, 2025).